UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 28, 2004

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 5. Other Events

Agreement to Acquire Spectra-Physics, Inc.

On May 28, 2004, Newport Corporation, a Nevada corporation (the “Registrant”), entered into a definitive agreement with Thermo Electron Corporation to purchase Spectra-Physics, Inc. and certain related entities.

The definitive agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated May 28, 2004.

*	Certain schedules and other attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish supplementally a copy of any omitted schedule or other attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2004		NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne, Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated May 28, 2004.

*	Certain schedules and other attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish supplementally a copy of any omitted schedule or other attachment to the Securities and Exchange Commission upon request.